Exhibit 23-1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-36679, File No. 33-39826, File No. 33-44754, File No. 33-56939 and File No. 33-51611.





                                             Arthur Andersen LLP

Boston, Massachusetts
March 29, 1996


















                                      F-5